UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 15, 2013

TUCOWS INC
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada (Address of Principal Executive Offices)	M6K 3M1 (Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 15, 2013, Tucows Inc., a Pennsylvania corporation (the “Company”), issued a press release reporting its financial results for its first quarter ended March 31, 2013.  A copy of such press release is filed herewith as Exhibit 99.1.

The information in this report and the exhibit is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Not Applicable.
(b)           Not Applicable.
(c)           Not Applicable.
(d)           Exhibits.

Exhibit Number 99.1	Exhibit Press Release of Tucows Inc., dated May 15, 2013, reporting financial results for the first quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC. By: /s/ Michael Cooperman Michael Cooperman Chief Financial Officer

Dated: May 16, 2013

EXHIBIT INDEX

Exhibit Number 99.1	Exhibit Press Release of Tucows Inc., dated May 15, 2013, reporting financial results for the first quarter ended March 31, 2013.